UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders

LivaNova PLC (the “Company” or “LivaNova”) held its 2026 Annual General Meeting of Shareholders (the “AGM”) on June 10, 2026. At the AGM, LivaNova’s shareholders considered 10 proposals as more fully described in the Company’s definitive Proxy Statement, dated April 29, 2026 (the “Proxy Statement”), and as summarized below. Each of the resolutions 1-10 was adopted. The number of votes for and against, as well as the number of abstentions and broker non-votes are set forth below.

1. Ordinary resolution to elect, by separate resolution, each of the following eleven (11) directors for a term expiring at the AGM to be held in 2027 (“2027 AGM”).

Mr. J. Christopher Barry

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,450,193	360,942	17,704	1,836,468

Mr. Francesco Bianchi

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,294,527	517,219	17,093	1,836,468

Ms. Stacy Enxing Seng

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,343,880	470,546	14,413	1,836,468

Mr. William A. Kozy

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,471,660	340,680	16,499	1,836,468

Mr. Vladimir Makatsaria

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,712,270	102,361	14,208	1,836,468

Ms. Jette Nygaard-Andersen

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,714,402	97,584	16,853	1,836,468

Ms. Susan Podlogar

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,676,374	138,263	14,202	1,836,468

Mr. Todd Schermerhorn

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,508,349	302,599	17,891	1,836,468

Ms. Brooke Story

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,349,241	462,872	16,726	1,836,468

Mr. Peter Wilver

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,647,347	161,581	19,911	1,836,468

Mr. Donald Zurbay

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,714,058	96,890	17,891	1,836,468

2. Ordinary resolution to approve, on an advisory basis, the Company’s compensation of its named executive officers (“U.S. Say on Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,311,078	499,536	18,225	1,836,468

3. Ordinary resolution to ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-U.S.”), as the Company’s independent registered public accounting firm for 2026.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

51,221,138	414,830	29,339	—

4. Ordinary resolution to generally and unconditionally authorize the directors, for purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,985,296 , provided that:

(A)(unless previously revoked, varied, or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and

(B)this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered, or agreed to be made under such authorities.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

51,098,550	444,170	122,587	—

5. Special resolution subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 4, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,985,296 , provided that:

(A)(unless previously revoked, varied, or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)this power replaces (except for any power conferred by resolution 4) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered, or agreed to be made under such powers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

50,660,968	881,748	122,591	—

6. Ordinary resolution to approve, for the purposes of section 694 of the Companies Act, the terms of the proposed share repurchase contracts set out in Appendix A and Appendix B of the Proxy Statement (the “Share Repurchase Contracts”) and to authorize the Company to enter into a Share Repurchase Contract with any of the Approved Counterparties (as defined in the Proxy Statement) provided that:

(A)the maximum aggregate number of Ordinary Shares that may be purchased pursuant to the Share Repurchase Contracts shall not exceed 10% of the total issued Ordinary Shares of the Company as at 5:00 pm Eastern Time on April 13, 2026 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and

(B)(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the date that is fifteen (15) months after the date on which this resolution is passed, save that the Company may enter into any Share Repurchase Contract with any of the Approved Counterparties under this authority prior to its expiry and may purchase Ordinary Shares pursuant to any such Share Repurchase Contract.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

51,365,515	36,708	263,084	—

7. Ordinary resolution to approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the year ended December 31, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,189,233	612,731	26,875	1,836,468

8. Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2025, together with the reports of the directors and auditors thereon.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

49,660,615	37,232	130,992	1,836,468

9. Ordinary resolution to re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2026.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

51,236,744	396,608	31,955	—

10. Ordinary resolution to authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

51,573,510	56,728	35,069	—

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 11, 2026	By: /s/ Sarah K. Mohr
Name: Sarah K. Mohr
Title: VP, Legal and Company Secretary